UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, no par value	OCC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12B-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 28, 2023, Optical Cable Corporation (“OCC” or the “Company”) held its annual meeting of shareholders at Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia for the purposes of (1) electing five directors from the slate of directors nominated in accordance with OCC’s bylaws to serve until the next annual meeting of shareholders, (2) ratifying the appointment of Brown, Edwards & Company, L.L.P. as the independent registered public accounting firm for OCC, and (3) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1. Election of Directors. Each of the following directors were elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The vote regarding such directors was as follows:

Directors	Common Share V otes For	Common Share Votes Withheld	Common Share Broker Non-Votes
Neil D. Wilkin, Jr.	3,776,692	686,467	1,033,268
Randall H. Frazier	3,530,748	932,411	1,033,268
John M. Holland	3,535,107	928,052	1,033,268
John A. Nygren	3,601,185	861,974	1,033,268
Craig H. Weber	3,747,946	715,213	1,033,268

2. Ratification of Brown, Edwards & Company L.L.P. Brown, Edwards & Company, L.L.P. was ratified as the independent registered public accounting firm for OCC. The vote regarding the ratification was as follows:

Number of Common Share Votes For	5,485,420
Number of Common Share Votes Against	1,241
Number of Common Share Votes Abstain	9,766

3. Approval, on a non-binding advisory basis, of the compensation to the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The vote regarding the approval was as follows:

Number of Common Share Votes For	4,365,472
Number of Common Share Votes Against	95,073
Number of Common Share Votes Abstain	2,614
Number of Common Share Broker Non-Votes	1,033,268

No other matters were voted upon at the annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure.

On March 28, 2023, following the formal portion of the shareholder meeting, Mr. Neil Wilkin, Chairman of the Board, President and CEO, provided a brief presentation on the Company. The material portions of the presentation are attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in Exhibit 99.1 speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 28, 2023. (FURNISHED HEREWITH)
104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: March 29, 2023

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 28, 2023. (FURNISHED HEREWITH)
104	Cover page Interactive Data File (embedded within the inline XBRL document)